• Long awaited corporate tax reform became a reality at quarter end, removing a disincentive on global companies such as ours to invest offshore earnings in the United States. However, its implementation did have a net negative impact on earnings in the fiscal quarter, due mostly to the applicable repatriation tolls. As detailed later, a one-time charge of $1.1 billion resulted in the net loss in the quarter. • Earlier this month we announced an agreement to acquire Edinburgh Partners Limited, an established global value investment manager that strengthens our global equity product offerings with a highly regarded investment team. Additionally, Dr. Sandy Nairn, CEO of Edinburgh Partners, whose deep history with Templeton and expertise in value investing brings strong talent and leadership to the company, will be appointed Chairman of the Templeton Global Equity Group, while maintaining responsibility for Edinburgh Partners, which will continue to operate as a distinct business. • In November, we launched an initial suite of 16 single country and regional market-cap weighted ETFs. These new passive ETFs will allow investors, including investors in our own solutions products, to gain inexpensive beta exposure to these markets at expense ratios that are among the lowest for their respective categories. • During the quarter, the company’s Board of Directors once again increased the regular quarterly dividend, to $0.23 per share, a 15% increase from the prior year, maintaining our exceptional dividend growth track record. Additionally, we repurchased 4.6 million shares, bringing the total payout for the trailing twelve months to $1.2 billion. FRANKLIN RESOURCES, INC. Q1 2018 Executive Quarterly Earnings Commentary Highlights Investment Performance 2 Assets Under Management and Flows 3-5 Flows by Investment Objective 6-8 Financial Results 9 Operating Revenues and Expenses 9-10 Other Income and Taxes 11 Capital Management 12-13 Appendix 14-15 Greg Johnson Chairman of the Board Chief Executive Officer Kenneth A. Lewis Executive Vice President Chief Financial Officer Contents Page(s) Conference Call Details: Johnson and Lewis will lead a live teleconference today at 11:00 a.m. Eastern Time to answer questions of a material nature. Access to the teleconference will be available via investors.franklinresources.com or by dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 internationally using access code 13674993, after 2:00 p.m. Eastern Time on January 30, 2018 through February 27, 2018. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations at (650) 312-4091 before the live teleconference for any clarifications or questions related to the earnings release or written commentary. Exhibit 99.2

Q1 2018 Executive Commentary Unaudited Investment Performance After outperforming in 2016, value lagged growth by the widest margin in nearly two decades in 2017, as the MSCI ACWI Value Index returned 19% compared to the MSCI ACWI Growth Index return of over 30%; marking the tenth year out of the past eleven that global growth has outperformed. Not surprisingly, short-term performance was challenged in the current market environment as several of our largest funds collectively experienced a decrease in relative performance for the 1-year time period, which also weighed on 3-year performance track records. The 10-year relative investment performance rankings of our U.S. and cross-border mutual funds were in line with the previous quarter. The primary detractors were some of our larger funds, such as Franklin Income, which is not managed to compete on a total return basis with either its benchmark or its Lipper peer group, but rather focuses on the attractiveness and stability of income distribution that is more than 2x the benchmark and peer group. Templeton Global Macro team strategies, such as Templeton Global Bond, also underperformed in the quarter, due primarily to certain currency positions and defensive positioning around interest rates in developed markets. We also saw areas of noticeable improvements. A number of our U.S. growth strategies have been bright spots. Specifically, Franklin DynaTech which ranked in the 1st quartile for the 1-, 3-, 5- and 10-year time periods, and Franklin Growth also had strong relative performance, ranking in the top 2 quartiles for the 3- and 5- year, and 1st quartile in the 10- year period. Some other standouts were our California focused municipal bond funds. Franklin CA Tax-Free Income and Franklin CA High Yield funds both delivered strong relative performance for the 1-year period. In fact, the high yield fund has delivered top decile performance across the trailing 3-, 5- and 10-year periods as it benefited from the rally in duration and lower credit quality that had the opposite impact on many of our other, larger bond funds. 2 Percentage of Total Long-Term Assets ($491 billion) in the Top Two Peer Group Quartiles1 1. The peer group rankings are sourced from either Lipper, a Thomson Reuters Company or Morningstar, as the case may be, and are based on an absolute ranking of returns as of December 31, 2017. Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares and do not include sales charges. Franklin Templeton U.S.-registered long-term funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Morningstar rankings for Franklin Templeton cross-border long-term mutual funds are based on primary share classes and do not include sales charges. Performance rankings for other share classes may differ. Results may have been different if these or other factors had been considered. The figures in the table are based on data available from Lipper as of January 5, 2018 and Morningstar as of January 4, 2018 and are subject to revision. © 2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Performance quoted above represents past performance, which cannot predict or guarantee future results. All investments involve risks, including loss of principal. Greg Johnson, Chairman and CEO 3-Year 5-Year 10-Year Equity & Multi-Asset/Balanced- $292 billion Fixed Income - $199 billion 1-Year 59% 43% 76% 24% 13% 10% 27% 32% 16% 19% 77% 75%

Greg Johnson, Chairman and CEO
Q1 2018 Executive Commentary
Unaudited

Assets Under Management and Flows

Simple Monthly Average vs. End of Period

(in US$ billions, for the three months ended)


723
720
732
740
742
743
749
753
753
754
12/16
3/17
6/17
9/17
12/17
Average AUM
Ending AUM

Ending and average assets under management for the quarter were marginally higher at $753.8 billion and $752.7 billion, respectively.

Long-Term Flows

(In US$ billions, for the three months ended)


24.5
30.5
29.8
27.5
28.1
(14.4)
(11.0)
(7.3)
(5.9)
(2.3)
(46.7)
(44.5)
(41.1)
(37.4)
(39.4)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

Long-term sales increased this quarter as we saw a notable rebound in institutional sales, particularly outside of the U.S. Redemptions also ticked up in the quarter, with much of the increase coming in December, when we normally see higher redemptions related to end of year tax planning and certain distribution reinvestment dynamics.

Net outflows for the quarter improved to $2.3 billion, the lowest level since our second quarter of 2015. The improvement from last quarter was largely due to seasonally higher reinvested distributions that more than offset elevated redemptions in December.

Net Market Change and Other

(In US$ billions, for the three months ended)


1.1
31.0
10.1
16.3
2.9
12/16
3/17
6/17
9/17
12/17

3

Greg Johnson, Chairman and CEO
Q1 2018 Executive Commentary
Unaudited

Long-Term Flows: International[1]

(In US$ billions, for the three months ended)

Retail


8.5
12.0
12.5
12.4
11.6
1.0
2.1
2.0
0.6
(4.0)
(11.8)
(11.6)
(11.3)
(11.2)
(11.8)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

International retail's recent momentum slowed this quarter as both sales and redemptions weakened from the prior quarter. However, our previous success in the Asia-Pacific region continued this quarter, specifically in China and India, where sales and demand remained strong. In the ETF space, we launched a Smart-Beta Multi-Factor Emerging Markets product in Europe, making us the first company to do so, and increasing our ETF presence in Europe.

Institutional


2.1
2.9
2.4
3.2
4.6
0.5
(2.9)
(3.9)
(0.3)
(0.3)
(3.3)
(6.0)
(6.3)
(3.5)
(5.0)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

Internationally, our institutional business attracted strong sales of $4.6 billion; its highest level in two years. Redemptions also picked up a bit, largely due to several large redemptions in the Asia-Pacific and the Americas region. Nevertheless, our institutional pipeline remains healthy and we continue to track opportunities around the globe.

Long-Term Flows: United States[1]

(In US$ billions, for the three months ended)

Retail


10.9
12.4
11.6
9.6
8.9
(8.3)
(6.1)
(2.4)
(3.2)
(0.6)
(25.9)
(20.7)
(17.1)
(16.0)
(17.4)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

While net flows increased for U.S. retail, we did see sales decrease to $8.9 billion and redemptions tick up, mostly attributed to both of our flagship funds, Franklin Income and Templeton Global Bond, jointly experiencing larger redemptions this quarter. We continue to build on our success from last quarter by adding a number of funds from a wide range of strategies onto major platforms this quarter.

1. Graphs do not include high net-worth client flows.

4

Greg Johnson, Chairman and CEO
Q1 2018 Executive Commentary
Unaudited

Long-Term Flows: United States[1]

(In US$ billions, for the three months ended)


Institutional
2.1
2.9
2.5
2.0
2.5
(3.0)
(2.9)
(3.1)
(3.9)
(2.1)
(5.2)
(5.8)
(5.6)
(5.9)
(4.8)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

Shifting to the U.S. institutional flows, sales improved from last quarter and redemptions slowed to the lowest level since our third quarter of 2016. As we begin to see the effects of our recent strategic moves in this space, we continue to be optimistic about our U.S. institutional business. We also launched several new Collective Investment Trust products with a new partner in the defined contribution space this quarter.

1. Graphs do not include high net-worth client flows.

5

Greg Johnson, Chairman and CEO
Q1 2018 Executive Commentary
Unaudited

Flows by Investment Objective

Global/International Equity

(in US$ billions, for the three months ended)


5.9
6.9
6.5
5.4
5.9
(2.9)
(6.7)
(6.2)
(5.0)
(3.6)
(10.7)
(13.8)
(12.9)
(11.0)
(11.6)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	12%	11%
Redemptions	24%	22%

Moving on to flows by investment objective, global/international equity flows improved for the fourth consecutive quarter to $3.6 billion of net outflows. Flows in the global equity category continue to be driven by institutional activity, where in this quarter we saw solid new business tapered by redemptions.

We are excited to be adding Edinburgh Partners and its experienced investment team, including its founder and CEO, Dr. Sandy Nairn, who will provide experienced leadership over both Templeton Global Equity Group and Edinburgh Partners. His strong knowledge of Templeton Global Equity Group's philosophy and process from his prior decade of experience working for the group, along with new insights, having run his own firm for the last 15 years, are contributions we believe will lead to improved investment performance and flows over time.

Global/International Fixed Income

(in US$ billions, for the three months ended)


6.1
9.0
11.2
11.9
11.1
2.6
3.8
1.8
(7.5)
(2.0)
(14.2)
(11.6)
(9.5)
(9.0)
(10.2)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	24%	27%
Redemptions	28%	25%

Global fixed income inflows slowed to $1.8 billion this quarter due to a combination of lower sales and higher redemptions. The higher redemption level was largely due to an expected portfolio allocation change in Templeton Global Bond fund. We continue to see strong demand for our cross-border Templeton Emerging Markets Bond fund, which attracted $1.3 billion of net inflows this quarter, and was our top net selling mutual fund, primarily in the Asia-Pacific region.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

6

Greg Johnson, Chairman and CEO
Q1 2018 Executive Commentary
Unaudited

U.S. Equity

(in US$ billions, for the three months ended)


3.7
4.3
3.6
3.1
3.6
1.5
(0.5)
(1.9)
(1.9)
(1.8)
(7.5)
(6.4)
(5.9)
(5.6)
(5.5)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	14%	13%
Redemptions	24%	21%

U.S. equity net flows turned positive this quarter as sales improved 16% and redemptions slowed for the fourth consecutive quarter. Seasonal distribution related activity drove the majority of the improvement in flows. As noted in the Investment Performance section, a number of growth equity strategies continue to perform well and have attracted net inflows.

Multi-Asset/Balanced

(In US$ billions, for the three months ended)


4.0
4.2
4.6
4.0
3.5
(1.2)
(0.5)
(0.6)
(1.1)
(0.5)
(6.7)
(6.0)
(6.8)
(6.2)
(5.8)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	12%	10%
Redemptions	18%	16%

Multi-asset/balanced net outflows improved to $500 million. Although sales in the Franklin Income fund fell this quarter, we also saw a decrease in redemptions compared to the prior quarter. The cross-border Franklin K2 Alternative Strategies fund continued its positive momentum and generated net inflows again, this quarter. On the solutions side, we won an important placement in a model business with one of our key broker dealer relationships.

We continue to build out the capabilities of the Franklin Templeton Multi-Assets Solutions group and recently announced an expansion of our quantitative capabilities with the formation of Franklin SystemiQ. This team will focus on building quantitative strategies in pursuit of new sources of return, strategic diversification and calibrated volatility management, all of which help create more efficient portfolios and better client solutions.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

7

Greg Johnson, Chairman and CEO
Q1 2018 Executive Commentary
Unaudited

Tax-Free Fixed Income

(In US$ billions, for the three months ended)


2.2
1.9
1.7
1.6
1.5
(1.5)
(0.4)
(0.7)
(0.1)
(1.4)
(3.7)
(2.8)
(2.9)
(2.2)
(3.2)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	10%	8%
Redemptions	16%	18%

Tax-free fixed income net outflows increased this quarter, due primarily to increased redemptions, as sales were essentially flat. Increased redemptions were mostly from our three largest federal tax-free funds, likely as a result of end of year tax planning.

Taxable U.S. Fixed Income

(In US$ billions, for the three months ended)


2.6
4.2
2.2
1.5
2.5
0.5
(0.8)
(0.5)
(1.7)
(0.1)
(3.9)
(3.9)
(3.1)
(3.4)
(3.1)
12/16
3/17
6/17
9/17
12/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	20%	20%
Redemptions	27%	25%

Taxable U.S. fixed income net flows were nearly breakeven this quarter primarily due to strong sales which increased 67%, while redemptions slightly declined. The rebound in sales was primarily attributable to an institutional client in the Asia-Pacific region that funded a new mandate at $1 billion.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

8

Ken Lewis, CFO
Q1 2018 Executive Commentary
Unaudited

Financial Results (in US$ millions, except per share data, for the three months ended)


Operating and Net Income (Loss)[1]
587
556
564
558
581
440
421
411
425
(583)
12/16
3/17
6/17
9/17
12/17
Operating Income
Net Income (Loss)[1]


Diluted Earnings (Loss) Per Share
$0.77
$0.74
$0.73
$0.76
$(1.06)
12/16
3/17
6/17
9/17
12/17

First quarter financial results, excluding the impact of tax reform, were strong. Operating income was $581 million, a 4% increase from the prior quarter.

We reported a net loss of $583 million, which was attributable to $1.1 billion of estimated tax charges arising from the recently signed Tax Cuts and Jobs Act of 2017. The tax charges had a $1.94 impact on earnings per share, which was a net loss of $1.06 per share. The table on page 11 details the components of the tax expense.

Operating Revenues and Expenses

(in US$ millions, for the three months ended)

	Dec-17	Sep-17	Dec-17 vs. Sep-17	Jun-17	Mar-17	Dec-16	Dec-17 vs. Dec-16
Investment management fees	$ 1,113.6	$ 1,109.8	0%	$ 1,097.0	$ 1,089.2	$ 1,063.2	5%
Sales and distribution fees	417.8	421.8	(1%)	433.3	431.2	419.3	0%
Shareholder servicing fees	54.9	56.0	(2%)	56.7	56.4	56.6	(3%)
Other	29.2	29.3	0%	26.9	23.8	21.7	35%
Total Operating Revenues	**$ 1,615.5**	**$ 1,616.9**	**0%**	**$ 1,613.9**	**$ 1,600.6**	**$ 1,560.8**	**4%**

Total revenues for the quarter were $1.6 billion. Investment management fees improved modestly to just over $1.1 billion, reflecting the change in assets under management.

Sales and distribution fees decreased 1%, due to a slowing of commissionable sales, particularly offshore.

Shareholder servicing fees were $55 million, a modest decrease from the prior quarter as a change in the transfer agent revenue structure became effective during the quarter. Revenue under the previous structure was based on number of accounts, whereas the new structure is a combination of assets under management and transaction-based. Therefore, this line may experience more seasonality in our fiscal second quarter due to the seasonal increase in transactions near calendar year end. Based on historical data for transaction volume and forecasted levels of assets under management, we estimate this revenue line to be essentially flat for fiscal year 2018 compared to 2017.

1. Net income (loss) attributable to Franklin Resources, Inc.

9

Ken Lewis, CFO

Q1 2018 Executive Commentary
Unaudited

	Dec-17	Sep-17	Dec-17 vs. Sep-17	Jun-17	Mar-17	Dec-16	Dec-17 vs. Dec-16
Sales, distribution and marketing	$ 528.7	$ 534.9	(1%)	$ 541.2	$ 534.8	$ 520.0	2%
Compensation and benefits	332.5	336.1	(1%)	342.7	343.4	311.5	7%
Information systems and technology	55.0	60.0	(8%)	54.1	54.0	51.7	6%
Occupancy	29.4	33.0	(11%)	30.2	29.0	29.1	1%
General, administrative and other	88.8	95.2	(7%)	81.5	83.9	61.6	44%
Total Operating Expenses	**$ 1,034.4**	**$ 1,059.2**	**(2%)**	**$ 1,049.7**	**$ 1,045.1**	**$ 973.9**	**6%**

Operating expenses were seasonally lower by 2%.

Sales, distribution and marketing expense declined to $529 million in line with the decrease in revenues.

Compensation and benefits expense was $333 million for the quarter. The decrease was primarily due to a non-recurring benefit from certain performance-based, long-term incentive awards that did not vest, offsetting higher salaries, wages and benefits, including annual merit increases effective in December.

Information systems and technology experienced its usual seasonal pullback in expenses during the quarter, along with occupancy and general and administrative expenses that were also lower.

As expenses were seasonally lower this quarter, we expect an uptick in expenses next quarter, though at a much slower pace than reported last year. The biggest increase should be in compensation and benefits, which will likely increase in the range of 6% to 8%, due to the normal seasonal factors. Full year expectations for expense growth (excluding sales, distribution and marketing expense) are tracking toward the higher end of the range we previously guided to, before factoring in the acquisition of Edinburgh Partners, which is expected to close in our third quarter.

Operating Margin (%) vs. Average AUM

(in US$ billions, for the fiscal year ended)


34.8%
28.7%
33.5%
37.3%
35.4%
36.6%
37.9%
38.1%
35.7%
35.4%
36.0%
605
442
571
694
706
808
888
870
749
737
753
Average AUM: 2.2% CAGR
09/08
09/09
09/10
09/11
09/12
09/13
09/14
09/15
09/16
09/17
FYTD 12/17
Fiscal Year Operating Income (in US$ millions)
2,099
1,203
1,959
2,660
2,515
2,921
3,221
3,028
2,366
2,264
581
Operating Income[1]: 1.0% CAGR
Operating Margin
Average AUM

Profitability continues to be strong with an operating margin for the quarter of 36%. After closing, most likely in our third quarter, the Edinburgh Partners acquisition will be accretive on a cash basis, but initially modestly dilutive to reported U.S. GAAP earnings, due to the amortization and expensing of various incentive and retention provisions as well structural elements of the transaction.

1. Fiscal year-to-date operating income is annualized for CAGR calculation. CAGR is the compound average annual growth rate over the trailing 10-year period.

10

Ken Lewis, CFO
Q1 2018 Executive Commentary
Unaudited

Other Income

Other Income
(In US$ millions, for the three months ended December 31, 2017)


28.5
35.2
0.0
0.7
(10.8)
0.9
16.0
70.5
([VALUE])
67.3
Interest and dividend income
Equity method investments
Available-for-sale investments
Trading investments
Interest expense
Foreign exchange and other
Consolidated Investment Products (CIPs)
Total other income
Noncontrolling interests¹
Other income, net of noncontrolling interests

Other income, net of noncontrolling interests was $67.3 million, up from $57.9 million in the prior quarter. Other income this quarter was driven by earnings from equity method investments and interest income.

Taxes

Near the end of the quarter, Congress passed comprehensive tax legislation, commonly referred to as the Tax Cuts and Jobs Act of 2017. This new law makes broad and complex changes to the U.S. tax code, and while it will take time to fully interpret the changes, its impact on first quarter earnings was significant.

In particular, the transition to a new territorial-like tax system and the resultant deemed repatriation tax on undistributed earnings of non-U.S. subsidiaries caused us to take an estimated charge of $1.1 billion in the quarter.

Partially offsetting that was a benefit of $51.8 million from the revaluation of net deferred tax liabilities and other factors related to the implementation of the law, which features a new lower base rate of 21%. These impacts on tax expense are summarized in the table below.

Our current estimate of the effective tax rate for the full fiscal year 2018 is in the range of 24% to 25% excluding the one-time impacts from the Tax Act, but please note that because tax reform was signed into law near the end of our first fiscal quarter, roughly three-fourths of the benefits of the lower base rate will be realized this fiscal year, and our go forward effective tax rate will likely moderately exceed the new U.S. base rate.

		Q1 Tax Expense	% of Income before Taxes
Q1 Tax Expense from Operations	$	154.6	23.7%
Deemed Repatriation (Fed & State)		1,120.7	172.0%
Revaluation of Net DTL		(53.1)	(8.1%)
Others		1.3	0.2%
Total Q1 Tax Expense	**$**	**1,223.5**	**187.8%**

1. Reflects the portion of noncontrolling interests, attributable to third-party investors, related to CIPs included in Other income.

11

12 1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BX, CG, CNS, EV, FIG, FII, GBL, HLNE, IVZ, KKR, LM, MN, OAK, OMAM, OZM, PZN, TROW, VRTS, WDR and WETF. Source: Thomson Reuters and company reports.  BEN  U.S. Asset Managers Average (ex-BEN)1 Change in Ending Shares Outstanding U.S. Asset Managers (ex- BEN)1: 2.1% Compound Annual Dilution BEN: 2.7% Compound Annual Accretion Capital Management Ken Lewis, CFO -20% -15% -10% -5% 0% 5% 10% 15% 20% 12/12 6/13 12/13 6/14 12/14 6/15 12/15 6/16 12/16 6/17 12/17 200 168 175 167 262 256 327 337 404 500 218 190 151 178 129 179 137 265 105 23 98 $0 $10 $20 $30 $40 $50 $60 12/176/1712/166/1612/156/1512/146/1412/136/1312/12 Special Cash Dividends per Share Declared: Dec-14: $0.50 Nov-12: $1.00 Share Repurchases (US$ millions) vs. Average BEN Price  BEN Average Price for the Period Special Cash Dividend Declared Share Repurchase Amount During the quarter, the company repurchased 4.6 million shares, more than offsetting annual issuance related to long- term incentive awards, at a total cost of $200 million. Additionally, as already noted, the regular quarterly dividend was increased by 15%, keeping with our long-term track record of steady growth that compares favorably to other public asset managers. Cumulatively, for the trailing twelve months, we returned $710 million to shareholders via repurchases and $463 million through the regular quarterly dividend, for a combined payout of just under $1.2 billion. Cash and investments, net of debt and the liability for repatriation tolls was $9.4 billion as of December 31, 2017. Q1 2018 Executive Commentary Unaudited

Ken Lewis, CFO

Q1 2018 Executive Commentary
Unaudited

Compound Annual Growth of Regular Dividends as of December 31, 2017


15.0%
5.6%
15.3%
-1.7%
18.9%
5.6%
13.2%
-1.1%
1-Year
3-Year
5-Year
10-Year
BEN
U.S. Asset Managers Average (ex-BEN)1

Trailing 12 Months Share Repurchases and Dividends[2]

(US$ millions and percentage of net income)


1,608
69%
25%
1,444
57%
24%
1,300
49%
25%
1,220
45%
26%
1,173
NM
NM
12/16
3/17
6/17
9/17
12/17
Dividends
Share Repurchases

1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BX, CG, CNS, EV, FIG, FII, GBL, HLNE, IVZ, KKR, LM, MN, OAK, OMAM, OZM, PZN, TROW, VRTS, WDR and WETF. Source: Thomson Reuters and company reports.
2. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Note: The payout ratio for the 12/17 period is not meaningful due to reported loss that was attributable to tax reform.

13

Ken Lewis, CFO
Q1 2018 Executive Commentary
Unaudited

Appendix

Mix of Ending Assets Under Management

(as of December 31, 2017)


43%
1%
2%
4%
66%
13%
37%
15%
19%

Investment Objective (US$ billions)		Dec-17
Equity	$	321.4
Multi-Asset/Balanced		142.7
Fixed Income		283.1
Cash Management		6.6
Total	**$**	**753.8**

Sales Region (US$ billions)		Dec-17
United States	$	497.2
Europe, the Middle East and Africa		109.9
Asia-Pacific		97.4
Canada		31.4
Latin America		17.9
Total	**$**	**753.8**

Net Cash and Investments[1] (US$ billions)


9.2
9.6
9.7
10.4
9.4
FYE-9/14
FYE-9/15
FYE-9/16
FYE-9/17
12/17
Net Cash and Investments¹

1. Net cash and investments consist of Franklin Resources, Inc. cash and investments (including only direct investments in CIPs), net of debt, deposits (in FY 2014) and one-time estimated tax charge (12/17).

14

Ken Lewis, CFO
Q1 2018 Executive Commentary
Unaudited

Appendix (continued)

Sales and Distribution Summary

(in US$ millions, for the three months ended)

	Dec-17	Sep-17	Change	% Change
Asset-based fees	$ 340.8	$ 339.9	0.9	0%
Asset-based expenses	(440.6)	(441.5)	0.9	0%
Asset-based fees, net	**$ (99.8)**	**$ (101.6)**	**$ 1.8**	**(2%)**
Sales-based fees	74.3	79.0	(4.7)	(6%)
Contingent sales charges	2.7	2.9	(0.2)	(7%)
Sales-based expenses	(69.0)	(74.3)	5.3	(7%)
Sales-based fees, net	**$ 8.0**	**$ 7.6**	**$ 0.4**	**5%**
Amortization of deferred sales commissions	(19.1)	(19.1)	-	0%
Sales and Distribution Fees, Net	**$ (110.9)**	**$ (113.1)**	**$ 2.2**	**(2%)**

CIPs Related Adjustments

(in US$ millions, for the three months ended)

	Dec-17
Operating Revenues	$ 14.7
Operating Expenses	6.0
Operating Income	**8.7**
Investment Income	(11.6)
Interest Expense	(0.7)
CIPs	16.0
Other Income	**3.7**
Net Income	**12.4**
Less: net income attributable to noncontrolling interests	11.2
Net Income Attributable to Franklin Resources, Inc.	**$ 1.2**

This table summarizes the impact of CIPs on the Company's reported U.S. GAAP financial results.

15

Statements in this commentary regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this commentary, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them and are cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and Franklin’s subsequent Quarterly Report on Form 10-Q: • Volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results. • The amount and mix of our assets under management (“AUM”) are subject to significant fluctuations. • We are subject to extensive, complex, overlapping and frequently changing rules, regulations, policies, and legal interpretations. • Global regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations. • Failure to comply with the laws, rules or regulations in any of the jurisdictions in which we operate could result in substantial harm to our reputation and results of operations. • Changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity. • Any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could disrupt our business and harm our operations and reputation. • Our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income. • We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries. • We depend on key personnel and our financial performance could be negatively affected by the loss of their services. • Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income. • Changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth. • Our increasing focus on international markets as a source of investments and sales of our products subjects us to increased exchange rate and market-specific political, economic or other risks that may adversely impact our revenues and income generated overseas. • Harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income. • Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation. • Our ability to successfully manage and grow our business can be impeded by systems and other technological limitations. • Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability. • Regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results. 16 Forward-Looking Statements

17 Investor Relations Contacts Brian Sevilla +1 (650) 312-3326 Forward-Looking Statements (continued) • Our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness. • We are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this commentary speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this commentary is provided solely in connection with this commentary, and is not directed toward existing or potential investment advisory clients or fund shareholders.